UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 1, 2004


                                  AspenBio, Inc
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                         0-50019                84-1553387
         --------                         -------                ----------
(State or other jurisdiction            (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)



         1585 South Perry Street, Castle Rock, CO                      80104
         -----------------------------------------                     -----
          (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (303) 794-2000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02(d) - Appointment of Additional Director.
               -----------------------------------

     On October 1, 2004, the Board of Directors of AspenBio, Inc. approved an expansion of the number of Board members to five, and appointed David Welch to fill the vacancy on the Board created by the expansion. Mr. Welch was granted options to purchase 100,000 shares of the Company's common stock, exercisable at $0.76 per shares, which grant is consistent with other directors' appointments to the Company's Board. The Company's Nominating and Corporate Governance Committee recommended that Mr. Welch be appointed to the Board. Mr. Welch was also appointed as Chair of the Audit Committee and as a member of the Compensation, Nominating and Corporate Governance Committees.


Item 9.01 - Financial Statements and Exhibits.
            ----------------------------------

 (c) Exhibits.

     99.1 Press Release dated October 4, 2004.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        AspenBio, Inc
                                                         (Registrant)

Date October 4, 2004                              /s/ Jeffrey G. McGonegal
                                                  ------------------------
                                                 Name: Jeffrey G. McGonegal
                                               Title: Chief Financial Officer




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